                                                                   EXHIBIT 10.12

                        LIQUOR LICENSE PURCHASE AGREEMENT

         SOUTHWEST CONVENIENCE STORES, LLC, (the "Seller"), and SCS BEVERAGE, INC. (the "Buyer"), agree:

        1. SALE OF LIQUOR LICENSES. Seller owns seventeen (17) New Mexico Liquor Licenses, presently located in New Mexico and listed on Exhibit A of this agreement (the "Licenses"). Seller will sell and transfer the Licenses to Buyer on the terms provided in this Agreement. A copy of the Bill of Sale conveying the Licenses to Buyer which is to be delivered by Seller to Buyer at Closing is attached as Exhibit B.

        2. SALE OF INVENTORY. Seller will also sell and transfer to Buyer all inventories of alcoholic beverages on hand at Closing (the "Inventory"), on the terms provided in this Agreement. A copy of the Bill of Sale conveying the Inventory which is to be delivered by Seller to Buyer at Closing is attached as Exhibit E.

        3. PURCHASE PRICE AND TERMS. The purchase price for the Licenses is Two Million, Six Hundred Twenty-One Thousand and 00/100 Dollars ($2,621,000.00) and the purchase price for the Inventory is Two Hundred Twenty-Two Thousand, Three Hundred Seventy and 24/100s ($222,370.24) (collectively, the "Purchase Price"). The Purchase Price shall be payable by Buyer's execution and delivery of a demand Promissory Note in the form attached as Exhibit C. Buyer's obligations under the Promissory Note shall be secured by a first priority lien on the Licenses and Inventory and a pledge of all the outstanding capital stock of Buyer pursuant to the terms of a Security Agreement in the form attached as Exhibit D.

        4.  TRANSFER OF LICENSE; CLOSING.

            A. Within five (5) business days after the date of this Agreement, Buyer will apply to the New Mexico Alcohol and Gaming Division ("AGD") for approval of the transfer of the Licenses to Buyer for Buyer's use at the Licensed Premises in New Mexico, shown on Exhibit A. Seller will cooperate and assist Buyer in obtaining the necessary approvals for the transfer of ownership and will execute all documents required for said transfer.

             B. On the later to occur of May 31, 2003 or five days after final approval by the AGD of the transfer of the Licenses to Buyer, or such other later dates as Buyer and Seller shall agree, Buyer and Seller shall consummate the transfer of the Licenses by execution of the Bill of Sale, Promissory Note and Security Agreement (the "Closing"). Simultaneously with the execution hereof, Buyer and Seller have entered into a Premises Lease which shall become effective upon the Closing.

        5. SELLER'S REPRESENTATIONS AND COVENANTS. Seller warrants and represents to Buyer that Seller owns the Licenses and the Inventory, has the right to convey the Licenses and the Inventory, and will deliver to Buyer at Closing executed Bills of Sale in the form of the Bills of Sale attached as Exhibit B and Exhibit E.

        6. BUYER'S REPRESENTATIONS AND COVENANTS. Buyer warrants and represents to Seller that Buyer:

             (i) Is qualified to do business in the State of New Mexico or will be qualified to do business in New Mexico when the application is filed with the AGD.

             (ii) Will use reasonable efforts to pursue the application for transfer of ownership and location in a diligent and timely manner and comply with all reasonable requirements of State and Municipal hearing officers.

             (iii) Will pay the purchase price at Closing as provided by paragraph 2.

             (iv) Will, after Closing, comply with all terms of the Promissory Note, the Security Agreement and the Premises Lease.

        7. OPTION TO REPURCHASE LICENSES. Until the Promissory Note has been paid in full according to its terms, Seller shall have, and Buyer hereby grants to Seller, an option exercisable at any time by Seller, to re-purchase the Licenses and any Inventory on hand at the Licensed Premises from Buyer at the Purchase Price. Upon exercise of the option, Seller shall pay such purchase price solely by canceling the Promissory Note and delivering such cancelled note to Buyer.

        8. NOTICES. All notices, requests, demands and other communications given as provided in this Agreement will be in writing and will be deemed duly given, if delivered by hand with signed receipt, or mailed by prepaid certified or registered mail.

             A.   Seller at:  SOUTHWEST CONVENIENCE STORES, LLC
                              c/o Legal Department
                              7616 LBJ Freeway, Suite 300
                              Dallas, TX 75251;

             B.   Buyer at:   SCS BEVERAGE, INC.
                              P.O. Box 711
                              Odessa, TX 79760

        9. AMENDMENTS/GOVERNING LAW. This Agreement may be modified or amended only by a written document signed by Seller and Buyer. This Agreement is governed by the laws of New Mexico, constitutes the entire agreement of Seller and Buyer, and binds and benefits Seller and Buyer, their heirs, personal representatives, successors and assigns.

        10. FORCE MAJEURE. Neither Seller nor Buyer will be liable for any failure to perform any provision hereof because of fire or other casualty, riot, strike, natural disaster, governmental regulation or restriction.

        11. COUNTERPART AND FACSIMILE. This Agreement may be signed in counterparts. If this Agreement is signed in counterparts, the signatures of the parties will appear on different or separate pages, but the contract language and signature blocks will be exactly the same on each of the separate pages. A facsimile transmission of a signature or signatures on this Agreement will be deemed original signatures. If this Agreement is signed in counterpart and/or any of the signatures on this Agreement are pursuant to a facsimile transmission, the counterparts and/or the facsimile transmission(s) will have the same effect as an original Agreement with original signatures on the same signature page.

SELLER:                                     BUYER:

SOUTHWEST CONVENIENCE STORES,               SCS BEVERAGE, INC.
LLC


By /s/ Claire A. Hart                       By /s/ Jeff D. Morris
   ----------------------------                ------------------------
Name:  Claire A. Hart                       Name:  Jeff D. Morris
Title: Chief Financial Officer              Title:  President
       & Vice-President

Dated:  May 12, 2003                        Dated:  May 12, 2003

                                    EXHIBIT A
                      TO LIQUOR LICENSE PURCHASE AGREEMENT

                NEW MEXICO LIQUOR LICENSES AND PREMISES LOCATIONS

7      7-Eleven #57704              3008 Montgomery, N.E.          Albuquerque, NM 87192
1321   7-Eleven #57719              1111 Lomas Blvd., N.W.         Albuquerque, NM 87192
1354   7-Eleven #57723              6921 Homestead, N.W.           Albuquerque, NM 87192
4068   7-Eleven Food Store #57700   110 Yale, S.E.                 Albuquerque, NM 87192
1322   7-Eleven Food Store #57705   1801 San Pedro Dr., N.E.       Albuquerque, NM 87192
4045   7-Eleven Food Store #57706   6201 San Antonio, N.E.         Albuquerque, NM 87192
982    7-Eleven Food Store #57707   10324 Menaul, N.E.             Albuquerque, NM 87192
1355   7-Eleven Food Store #57708   13601 Cooper, N.E.             Albuquerque, NM 87108
93     7-Eleven Food Store #57710   12524 Central Ave., S.E.       Albuquerque, NM 87108
628    7-Eleven Food Store #57111   9215 Indian School Rd., N.E.   Albuquerque, NM 87108
147    7-Eleven Food Store #57712   5401 Kathryn, S.E.             Albuquerque, NM 87108
645    7-Eleven Food Store #57713   3801 Central Ave., N.E.        Albuquerque, NM 87108
957    7-Eleven Food Store #57715   3610 Candelaria, N.E.          Albuquerque, NM 87108
907    7-Eleven Food Store #57716   1800 Lomas Blvd., N.E.         Albuquerque, NM 87108
183    7-Eleven Food Store #57718   2625 Wyoming Blvd., N.E.       Albuquerque, NM 87108
1330   7-Eleven Food Store #57720   7525 Montgomery, N.E.          Albuquerque, NM 87108
4060   7-Eleven Food Store #57721   2315 Southern Blvd.            Rio Rancho, NM 87124

                                    EXHIBIT B
                      TO LIQUOR LICENSE PURCHASE AGREEMENT

                                  BILL OF SALE

     SOUTHWEST CONVENIENCE STORES, LLC, hereby transfers, for consideration paid, the receipt and adequacy of which is hereby acknowledged, all right, title and interest in the New Mexico Liquor Licenses shown on Exhibit A attached hereto, (the "Licenses") to SCS BEVERAGE, INC, and represents and warrants that the Licenses are free and clear from liens, encumbrances and restrictions and that the title to the Licenses are good and marketable.

                                        Southwest Convenience Stores, LLC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                 ACKNOWLEDGMENT

STATE OF              )
                      )
COUNTY OF             )

     This instrument was acknowledged before me on this __ day of _________ 2003 by ________________________________.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


------------------------------------

                                    EXHIBIT A
                                       TO
                                  BILL OF SALE

                NEW MEXICO LIQUOR LICENSES AND PREMISES LOCATIONS

7      7-Eleven #57704              3008 Montgomery, N.E.          Albuquerque, NM 87192
1321   7-Eleven #57719              1111 Lomas Blvd., N.W.         Albuquerque, NM 87192
1354   7-Eleven #57723              6921 Homestead, N.W.           Albuquerque, NM 87192
4068   7-Eleven Food Store #57700   110 Yale, S.E.                 Albuquerque, NM 87192
1322   7-Eleven Food Store #57705   1801 San Pedro Dr., N.E.       Albuquerque, NM 87192
4045   7-Eleven Food Store #57706   6201 San Antonio, N.E.         Albuquerque, NM 87192
982    7-Eleven Food Store #57707   10324 Menaul, N.E.             Albuquerque, NM 87192
1355   7-Eleven Food Store #57708   13601 Cooper, N.E.             Albuquerque, NM 87108
93     7-Eleven Food Store #57710   12524 Central Ave., S.E.       Albuquerque, NM 87108
628    7-Eleven Food Store #57111   9215 Indian School Rd., N.E.   Albuquerque, NM 87108
147    7-Eleven Food Store #57712   5401 Kathryn, S.E.             Albuquerque, NM 87108
645    7-Eleven Food Store #57713   3801 Central Ave., N.E.        Albuquerque, NM 87108
957    7-Eleven Food Store #57715   3610 Candelaria, N.E.          Albuquerque, NM 87108
907    7-Eleven Food Store #57716   1800 Lomas Blvd., N.E.         Albuquerque, NM 87108
183    7-Eleven Food Store #57718   2625 Wyoming Blvd., N.E.       Albuquerque, NM 87108
1330   7-Eleven Food Store #57720   7525 Montgomery, N.E.          Albuquerque, NM 87108
4060   7-Eleven Food Store #57721   2315 Southern Blvd.            Rio Rancho, NM 87124

                                    EXHIBIT C
                      TO LIQUOR LICENSE PURCHASE AGREEMENT

                                 PROMISSORY NOTE

     SCS BEVERAGE, INC (the "Maker"), promises to pay to the order of SOUTHWEST CONVENIENCE STORES, LLC (the "Payee"): A. On demand of Payee: the principal amount of Two Million, Eight Hundred Forty-Three Thousand, Three Hundred Seventy and 24/100s Dollars ($2,843,370.24) consisting of Two Million, Six Hundred Twenty-One Thousand and no/100s Dollars ($2,621,000) representing the purchase price of the Licenses (as defined below) and Two Hundred Twenty-Two Thousand, Three Hundred Seventy and 24/100s Dollars ($222,370.24) representing the purchase price of the Inventory (as defined below). No interest shall accrue on the outstanding principal balance hereunder.

     B. On demand of Payee: (1) all costs of collection, including the reasonable actual lawyers' fees of Payee, if this Promissory Note is placed with a lawyer for collection. All payments will be applied first to costs of collection, then to principal. Before demand for payment by Payee, Maker may not pay any or all of the unpaid balance. This Promissory Note is entitled to the benefit of a Security Agreement of even date (the "Security Agreement") from Maker to Payee, and the principal amount of this Promissory Note may also become due, at the option and demand of Payee, on the occurrence of events of default provided in the Security Agreement or on the expiration or termination of the Premises Lease (as defined in the Security Agreement), whichever first occurs.

     C. On demand of Payee for payment of this Promissory Note, Maker shall discharge the principal amount of this Promissory Note by completing the transfer of ownership of the seventeen (17) New Mexico Liquor Licenses ("Licenses") and all inventories of alcoholic beverage then on hand at the store locations covered by the Licenses (the "Inventory") to Payee or the designee of Payee, free and clear of any liens or encumbrances. The transfer of ownership will not be deemed complete until the ownership of the Licenses are changed on the records of the New Mexico Alcohol and Gaming Division to Payee or the designee of Payee and the Licenses are issued in the name of Payee or the designee of Payee as owner.

     D. On written notice from the Payee to Maker, whether or not the Maker is in default under any of the agreements between the parties, the Payee may require Maker to transfer the ownership of the seventeen (17) Licenses and the Inventory to Payee or its designee. In order to allow the Payee to transfer the ownership of the Licenses and Inventory, the Maker will deliver upon the execution of this Promissory Note and the Security Agreement, a Bill of Sale executed by the maker for the Licenses, which Bill of Sale will be held by the Payee.

     E. No failure on the part of Payee or other holder of this Promissory Note to exercise any right or remedy as provided in this Promissory Note, whether before or after the happening of a default, will constitute a waiver of the right or remedy, and no waiver of any past default will constitute waiver of any future default or of any other default. No failure to demand payment of the debt evidenced by this Promissory Note by reason of a default as provided in this Promissory Note, or indulgence granted from time to time, will be construed to be a waiver of the right to insist upon prompt payment later, or will be deemed to be a novation of this Promissory Note or as a reinstatatement of the debt evidenced by this Promissory Note or be construed so as to preclude the exercise of any right, or be construed so as to preclude the exercise of any right that Payee may have, under New Mexico law, by agreement or otherwise; and Maker expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to, or in conflict with, the foregoing. This Promissory Note may not be changed orally, but only by an agreement in writing signed by the party against whom the agreement is sought to be enforced.

     F. Maker, for Maker and for the successors and assigns and successors-in-interest of Maker, waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitation and any moratorium, appraisement, exemption and homestead now provided or which may later be provided by any federal or state statute, including, but not limited to, exemptions provided by or allowed under any of the federal bankruptcy laws, both as to Maker personally and as to all of the property of Maker whether real or personal, against the enforcement and collection of the debt evidenced by this Promissory Note and any and all extensions, renewals and modifications of this Promissory Note.

     G. This Promissory Note will be governed by and construed under the law of New Mexico. Maker submits to the non-exclusive personal jurisdiction within Bernalillo County, New Mexico, for the enforcement by the holder of this Promissory Note of the obligations of Maker as provided in this Promissory Note and the Security Agreement, and waives any and all personal rights under the law of any other state to object to jurisdiction within Bernalillo County, New Mexico, for the purposes of litigation to enforce the obligations of Maker.

     DATED: February 29, 2004.

                                        SCS BEVERAGE, INC.


                                        By:
                                            ------------------------------------
                                            Jeff D. Morris
                                            President

                                    EXHIBIT D
                      TO LIQUOR LICENSE PURCHASE AGREEMENT

                               SECURITY AGREEMENT

     SCS BEVERAGE, INC a Texas corporation (the "Debtor"), Jeff D. Morris ("Owner") and SOUTHWEST CONVENIENCE STORES, LLC, a Texas LLC (the "Secured Party") agree:

          1. Security Interest. Debtor hereby grants to Secured Party a security interest in seventeen (17) New Mexico Liquor Licenses shown on Exhibit A and made a part of this agreement (the "Licenses") and in all inventories of alcoholic beverages on hand at the premises listed on Exhibit A (the "Inventory"). Owner also hereby grants to Secured Party a security interest in all of the outstanding capital stock of the Debtor as shown on Exhibit B ("Stock"). Debtor and Owner further grant to Secured Party a security interest in any additions, replacements, accessions and substitutions to or for the Licenses, Inventory or the Stock, and in all proceeds of the foregoing (collectively, the "Collateral").

          2. Obligations Secured. This security interest is given to secure (i) the payment and performance of the Promissory Note of even date herewith executed by Debtor in favor of Secured Party, for the benefit of Secured Party (the "Promissory Note"); (ii) the payment and performance of the Premises Lease executed by Secured Party, as lessor, and Debtor, as lessee, covering the licensed premises for the Licenses in the State of New Mexico (the "Premises Lease"); (iii) the payment by Debtor of any costs or fees incurred by Secured Party as provided in paragraph 7 of this Security Agreement (this "Agreement"); and, (iv) the performance by Debtor as provided for in this Agreement, the Premises Lease, Liquor License Purchase Agreement, and the Promissory Note (collectively, the "Obligations").

          3. Ownership. Debtor's interest in the Collateral is free from encumbrance. Debtor will defend the Collateral against all claims of all persons at any time claiming the Collateral or any interest in the Collateral, except for that of Secured Party.

          4. Perfection. Debtor represents and warranties that no financing statement covering the Collateral is on file in any public office. The Collateral is and will remain personal property. Secured Party may file financing statements covering the Collateral in forms satisfactory to Secured Party.

          5. Use. Until default or demand for conveyance of the Licenses to Debtor, Debtor may use the Collateral at the present licensed premises of each License in lawful manner not inconsistent with this Agreement, but may not transfer (including any transfer of location of the Collateral), or encumber the Collateral (other than sales of the Inventory in the ordinary course of business), without the prior written consent of Secured Party which consent may be withheld by Secured Party for any reason within the sale and absolute discretion of Secured Party. In addition, Debtor and Owner will not permit any transfer of all or any portion of the Stock or any ownership interest in Debtor, whether by merger, consolidation, liquidation, or, except as provided above, transfer of all or any portion of the assets of Debtor (including the Licenses) without the prior written consent of Secured Party which consent may be withheld by Secured Party for any reason within the sale and absolute discretion of Secured Party.

          6. Protection. Debtor will renew the Collateral every year and pay all costs and expenses required in the renewal of the Collateral. Debtor will not allow any liens on the Collateral.

          7. Liquor Wholesalers. Debtor will pay all liquor wholesalers on a timely basis. Debtor will not permit any liens by wholesalers or others to be created with respect to any or all of the Licenses pursuant to the Liquor Control Act or otherwise. All debts incurred by Debtor in connection with the operation of the Licenses shall be paid by Debtor. During the term of this Security Agreement, or any extension or renewal thereof, Debtor agrees to pay all New Mexico liquor wholesalers within 30 days of the date of the invoice for liquor delivered. Secured Party may obtain information directly from the liquor wholesalers concerning balances and payments made by Debtor during the term of this Security Agreement. Debtor agrees to provide Secured Party with proof of payment of any liquor wholesaler debt, upon request of Secured Party.

          8. Taxes. During the term of this Security Agreement, Debtor will pay all taxes, fees, expenses, charges and bills including fines and penalties, properly imposed on any or all of the Licenses, including but not limited to local, State, Federal, and city renewal permits and taxes, or the use, registration, leasing, licensing, rental, or operation of the Licenses, but not Secured party's federal or state income taxes. Debtor will file, report and pay when due all applicable New Mexico Gross Receipts Taxes (CRS-1) on sales generated by operation of the Licenses as well as any and all applicable sales, gross receipts, or compensating taxes generated by the licenses to New Mexico Taxation and Revenue Department ("Tax Department") rules and regulations. Debtor's gross receipts tax identification number is 02-B04606-00-3. Debtor will send Secured Party a copy of the monthly gross receipts tax returns filed by the Debtor with the Tax Department and a copy of each check or other proof of payment of Debtor's CRS return is filed with the Tax Department. Debtor will also provide Secured Party with a copy of the annual income tax return of Debtor which is filed by Debtor with the Tax Department. Secured Party or Secured Party's attorneys are authorized to ascertain directly from the Tax Department that Debtor is filing and paying all taxes. If Secured Party determines that any amounts are due and unpaid, Secured Party is authorized to obtain information from the Tax Department about the specific amount of taxes due and for which period of time, including information on any penalties and interest due. All information obtained by Secured Party about Debtor's taxes is proprietary and confidential and will not be disclosed to third parties, except in the course of litigation between the parties, in which case the information may be disclosed to the court or in discovery.

          9. Costs. If Debtor fails to pay or perform any of the Obligations of Debtor, Secured Party may do so on behalf of Debtor. If this Agreement is placed in the hands of a lawyer for enforcement, Debtor will pay the costs and attorney fees and other legal expenses incurred by Secured Party in enforcing this Agreement. Any amounts expended by Secured

Party to pay any liens or claims of the New Mexico Taxation and Revenue Department, New Mexico liquor wholesalers or a Landlord; any amounts expended by Secured Party in performing the Obligations of Debtor or in enforcing this Agreement; and any costs, fees of lawyers, and other legal expenses incurred by Secured Party in enforcing this Agreement will be payable by Debtor to Secured Party on demand.

          10. Default. Debtor will be in default under this Security Agreement upon the happening of any of the following events:

                    A. Failure of Debtor to pay or perform when due any of the
               Obligations.

                    B. The appointment of a receiver of anyone or more of the
               Licenses, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Debtor, which proceedings are not dismissed within 30 days after filing.

                    C. Any representation or guarantee made by Debtor is false.

                    D. Debtors transfers, or attempts to transfer (including
               lease), location or ownership of the collateral (except as permitted herein) without prior written consent of the Secured Party.

                    E. Debtor fails to renew the Licenses with the Alcohol and
               Gaming Division before June 30 of each year or to pay all fees due to the local option districts for the Licenses when due.

                    F. The vacating or abandonment of the Leased Premises by
               Debtor.

                    G. The failure by Debtor to make any payment of fines to the
               AGD.

                    H. The failure by Debtor to observe or perform any of the
               covenants, conditions or provisions of this Security Agreement to be observed or performed by Debtor.

                    I. More than three violations of the Liquor Control Act for sale of liquor to a minor within a 12-month period.

                    J. More than three violations of the Liquor Control Act for sale of liquor to intoxicated persons within a 12-month period.

                    K. Any complaint by the AGD or other authorized governmental agency that Debtor is operating a public nuisance that is not dismissed or resolved within a four month period after the date that a complaint or charge is served upon Debtor.

                    L. Any change by the AGD that Debtor is sharing profits with a third party or is permitting a third party to operate the Licenses which is not dismissed or resolved within a four month period after the date that a citation is issued.

                    M. Any default by Debtor under the Liquor License Purchase
               Agreement, Promissory Note or Premises Lease.

          11. Remedies. Upon the default of Debtor, Secured Party may, at any later time, declare any monetary Obligations due and payable and all other Obligations immediately due without notice to Debtor of the exercise of the acceleration, and will have the remedies of a secured party as provided in the New Mexico Uniform Commercial Code, the New Mexico Liquor Control Act and this Agreement. Secured Party may take possession of the Collateral with or without judicial process. Secured Party will give Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice will be met if the notice is mailed, postage prepaid, to Debtor at least ten days before the time of the sale or disposition. Upon the default of Debtor, Debtor intends to permit Secured Party to obtain immediate ownership, possession and use of the Collateral as provided in Section 60-6A-19 NMSA 2001 in order to enable Secured Party to use the Collateral for the business which is the successor to the business of Debtor in order to provide continuous and uninterrupted sales of alcoholic beverages in the transition from the business of Debtor as that business existed before the default of Debtor to the business which is the successor to the business of Debtor. If, for any reason, Secured Party is unable to obtain governmental approval to use the Collateral to begin sale and service of alcoholic beverages immediately after cessation of business by Debtor, as an alternative to Secured Party exercising the rights of Secured Party under
Section 60-6A-19 NMSA 2001, upon default of Debtor, at the sale option of Secured Party, Debtor shall lease the Collateral to Secured Party, or a designee of Secured Party, for rent of $50.00 for the term beginning on the date of default by Debtor and ending upon the governmental approval of use of the Collateral by Secured Party, or a designee of Secured Party, as owner of the Collateral (the "Lease") unless Secured Party, at the sale option of Secured Party, elects to terminate the Lease sooner. Debtor irrevocably designates Secured Party, or a designee of Secured Party, as the attorney-in-fact of Debtor to take all necessary actions, including, but not limited to, acting on behalf of Debtor with the New Mexico Alcohol and Gaming Division, the New Mexico Taxation and Revenue Department, the City of Santa Fe and all New Mexico liquor wholesalers, in exercising the rights of Secured Party under Section 60-6A-19 NMSA 2001 and the Lease, or both. Contemporaneously with the signing of this Agreement, Debtor will also sign in blank and acknowledge the following undated documents to be held and completed by Secured Party, including, but not limited to, the designation of the transferee of the Collateral, the lessee of the Lease and the date, for the use by Secured Party upon the default of Debtor:

                    A. Bill of Sale covering the Collateral.

                    B. The Lease of the Liquor Licenses to Secured Party.

                    C. Power of Attorney from Debtor to Secured Party.

                    D. Blank stock power covering the Stock

If any provisions of the New Mexico Liquor Control Act are changed after the date of this Agreement, upon the default of Debtor, Debtor and Secured Party will act with diligence and in good faith to achieve the continuous and uninterrupted sales of alcoholic beverages by the successor to the business of Debtor.

          12. Waiver. No waiver by Secured Party of any default will operate as a waiver of any other default or of the same default on a future occasion. The taking of this Agreement will not waive or impair any other security Secured Party may have or may later acquire for the Obligations, nor will the taking of any additional security waive or impair the rights granted to the Secured Party in this Agreement. Secured Party may resort to any security Secured Party may have, or any documents held by Secured Party, in the order Secured Party may deem proper, and may apply any payments made on any part of the Obligations to any part of the Obligations, despite any directions of Debtor to the contrary.

          13. Information. Debtor will, at all reasonable times, allow Secured Party and the agents, employees, lawyers or accountants of Secured Party to examine, inspect and make extracts from the books and other records of Debtor. Debtor will furnish to Secured Party upon request all documents evidencing any Collateral and any guarantees, security or other information relating to the Collateral.

          14. Binding Effect. This Agreement will inure to the benefit of, and bind, Debtor and Secured Party and the successors, successors-in-interest and permitted assigns of Debtor and Secured Party, is specifically enforceable, is construed under the laws of New Mexico (without regard to principles of conflict of laws), and may be modified only in writing.

DATED: February 29, 2004.

SECURED PARTY:                          DEBTOR:

SOUTHWEST CONVENIENCE STORES, LLC.      SCS BEVERAGE, INC


By:                                     By:
    ---------------------------------       ------------------------------------
    West Griffin                            Jeff D. Morris
    Vice President                          President

                                        OWNER:


                                        ----------------------------------------
                                        Jeff D. Morris

                                    EXHIBIT A
                              TO SECURITY AGREEMENT

                                    LICENSES

7      7-Eleven #57704              3008 Montgomery, N.E.          Albuquerque, NM 87192
1321   7-Eleven #57719              1111 Lomas Blvd., N.W.         Albuquerque, NM 87192
1354   7-Eleven #57723              6921 Homestead, N.W.           Albuquerque, NM 87192
4068   7-Eleven Food Store #57700   110 Yale, S.E.                 Albuquerque, NM 87192
1322   7-Eleven Food Store #57705   1801 San Pedro Dr., N.E.       Albuquerque, NM 87192
4045   7-Eleven Food Store #57706   6201 San Antonio, N.E.         Albuquerque, NM 87192
982    7-Eleven Food Store #57707   10324 Menaul, N.E.             Albuquerque, NM 87192
1355   7-Eleven Food Store #57708   13601 Cooper, N.E.             Albuquerque, NM 87108
93     7-Eleven Food Store #57710   12524 Central Ave., S.E.       Albuquerque, NM 87108
628    7-Eleven Food Store #57111   9215 Indian School Rd., N.E.   Albuquerque, NM 87108
147    7-Eleven Food Store #57712   5401 Kathryn, S.E.             Albuquerque, NM 87108
645    7-Eleven Food Store #57713   3801 Central Ave., N.E.        Albuquerque, NM 87108
957    7-Eleven Food Store #57715   3610 Candelaria, N.E.          Albuquerque, NM 87108
907    7-Eleven Food Store #57716   1800 Lomas Blvd., N.E.         Albuquerque, NM 87108
183    7-Eleven Food Store #57718   2625 Wyoming Blvd., N.E.       Albuquerque, NM 87108
1330   7-Eleven Food Store #57720   7525 Montgomery, N.E.          Albuquerque, NM 87108
4060   7-Eleven Food Store #57721   2315 Southern Blvd.            Rio Rancho, NM 87124

                                    EXHIBIT B
                              TO SECURITY AGREEMENT

                             CAPITAL STOCK OF DEBTOR

One Thousand (1,000) shares of common stock of SCS Beverage, Inc.